                                                                    Exhibit 31.1

                            Section 302 Certification

I, Robert L. Frome, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Horizon Wimba, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business issuer's other certifying  officer(s) and I am responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e) for the small business issuer and have:

            a) Designed such disclosure controls and procedures,  or caused such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure  that  material  information  relating  to  the  small  business  issuer, including its  consolidated  subsidiaries,  is made known to us by others within those  entities,  particularly  during the period in which this  report is being prepared;

            b)  Evaluated  the  effectiveness  of the  small  business  issuer's disclosure  controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            c)  Disclosed  in this  report  any  change  in the  small  business issuer's  internal  control over financial  reporting  that occurred  during the small business  issuer's most recent fiscal quarter (the small business issuer's fourth  fiscal  quarter  in the case of an annual  report)  that has  materially affected,  or is reasonably  likely to  materially  affect,  the small  business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the small business  issuer's  auditors and the audit committee of small business issuer's board of directors (or persons performing the equivalent functions):

            a) All  significant  deficiencies  and  material  weaknesses  in the design or  operation  of internal  control over  financial  reporting  which are reasonably  likely to adversely  affect the small business  issuer's  ability to record, process, summarize and report financial information; and

            b) Any fraud,  whether or not material,  that involves management or other  employees  who have a  significant  role in the small  business  issuer's internal control over financial reporting.

Date:  November 19, 2004                   /s/  Robert L. Frome
                                           -------------------------------------
                                           Name:   Robert L. Frome
                                           Title:  President and Chairman
                                           (acting Chief Executive Officer
                                           and acting Chief Financial Officer)

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